Exhibit 10.1

INDENTURE SUPPLEMENT NO. 1

Indenture Supplement No. 1 (“Indenture Supplement”), dated as of August 27, 2004, to the Indenture, dated March 1, 2001 (the “Indenture”), by and among (i) Young Broadcasting Inc. (the “Company”), as issuer of the 10% Senior Subordinated Notes due 2011 (the “Notes”), (ii) Young Broadcasting of Albany, Inc., Young Broadcasting of Lansing, Inc., Young Broadcasting of Nashville, Inc., Young Broadcasting of Louisiana, Inc., Young Broadcasting of Richmond, Inc., Young Broadcasting of Green Bay, Inc., Young Broadcasting of Knoxville, Inc., Young Broadcasting of San Francisco, Inc., Young Broadcasting of Rapid City, Inc., Young Broadcasting of Sioux Falls, Inc., Young Broadcasting of Davenport, Inc., Winnebago Television Corporation, YBT, Inc., LAT, Inc., YBK, Inc., Honey Bucket Films, Inc., Adam Young Inc., KLFY, L.P., WKRN, G.P. and WATE, G.P., as guarantors of the Company’s obligations under the Indenture and the Notes (each a “Subsidiary Guarantor”), and (iii) Wachovia Bank, National Association (f/k/a First Union National Bank), as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, pursuant to Section 4.18 of the Indenture, the Company and each Subsidiary Guarantor must cause a Restricted Subsidiary to execute and deliver an indenture supplemental to the Indenture in order to become an Additional Guarantor (capitalized terms used herein not otherwise defined shall have the meanings given them in the Indenture and Notes); and

WHEREAS, the consent of Holders is not required to execute and deliver this Indenture Supplement; and

WHEREAS, the Company has caused Young Broadcasting of Nashville, LLC, a Delaware limited liability company that is an indirect wholly-owned subsidiary of the Company (the “New Subsidiary”), to become a Restricted Subsidiary, and the Company and each Subsidiary Guarantor desire to cause the New Subsidiary to become an Additional Guarantor; and

WHEREAS, the Trustee has agreed to supplement the Indenture on the terms and conditions as set forth herein.

NOW, THEREFORE, the Company, each Subsidiary Guarantor, the Trustee and the New Subsidiary hereby agree as follows for the benefit of each other and for the equal and ratable benefit of the holders of the Notes:

SECTION 1.           ADDITIONAL GUARANTOR.

By execution of this Indenture Supplement, the New Subsidiary shall be an Additional Guarantor and hereby agrees to be bound by the Guarantee of the Notes without executing and delivering the Guarantee endorsed on the Notes.

All references to “Additional Guarantor” after the date hereof shall include the New Subsidiary.

SECTION 2.           EFFECTIVE AMENDMENT.

Except as expressly set forth herein, this Indenture Supplement shall not constitute a waiver or amendment of any term or condition of the Indenture or the Notes and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 3.           EXECUTION IN COUNTERPARTS.

This Indenture Supplement may be executed in any number of counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.

SECTION 4.           GOVERNING LAW.

This Indenture Supplement shall be governed by the laws of the State of New York without regard to the conflict of laws provisions thereof.

SECTION 5.           TRUSTEE.

The Trustee makes no representations as to the validity or sufficiency of this Indenture Supplement.  The recitals and statements herein are deemed to be those of the Company and the Additional Guarantor and not of the Trustee.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be executed by their respective authorized officers as of the date first above written.

THE ADDITIONAL GUARANTOR:

YOUNG BROADCASTING OF NASHVILLE, LLC

By:	/s/ James A. Morgan
James A. Morgan
Executive Vice President

THE COMPANY:

YOUNG BROADCASTING INC.

By:	/s/ James A. Morgan
James A. Morgan
Executive Vice President

THE SUBSIDIARY GUARANTORS:

YOUNG BROADCASTING OF ALBANY, INC.
YOUNG BROADCASTING OF LANSING, INC.
WINNEBAGO TELEVISION CORPORATION
YOUNG BROADCASTING OF NASHVILLE, INC.
YBT, INC.
WKRN, G.P.
By: Young Broadcasting of Nashville,
Inc., General Partner
YOUNG BROADCASTING OF LOUISIANA, INC.
LAT, INC.
KLFY, L.P.
By: Young Broadcasting of Louisiana,
Inc., General Partner
YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
WATE, G.P.
By: Young Broadcasting of Knoxville,
Inc., General Partner
YBK, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF SAN FRANCISCO, INC.
ADAM YOUNG INC.
HONEY BUCKET FILMS, INC.

By:	/s/ James A. Morgan
Name: James A. Morgan
Title: Executive Vice President

THE TRUSTEE:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

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